Supplement to the
Fidelity® Limited Term Bond ETF
December 30, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Investing up to 30% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Investing in collateralized loan obligations (CLO).
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
CLO tranches can experience substantial losses due to actual and anticipated defaults, as well as aversion to CLO securities as a class.
T13-SUSTK-0926-107 1.9887762.107	September 18, 2026